                                                                  EXHIBIT 10.15


                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------
                       (Mixed Acid North Carolina Plant)


     This First Amendment to Loan & Security Agreement ("First Amendment") is dated as of November 15, 1995, and is made and entered into by and between DSN Corporation, an Oklahoma corporation ("Borrower) and The CIT Group/Equipment Financing, Inc., a New York corporation ("Lender").

                                    RECITALS
                                    --------

     This First Amendment is made with reference to the following facts:

     A. Borrower and Lender entered into a certain Loan Security Agreement dated as of April 5, 1995 ("Loan Agreement") pursuant to which Lender made available to Borrower a credit facility to finance the acquisition and construction of the Mixed Acid Plant located at the Koch Sulphur Products Company plant facilities in Wilmington, North Carolina. Terms used herein and not otherwise defined shall have the meaning specified for such terms in the Loan Agreement.

     B. Construction delays were subsequently encountered with respect to the construction and completion of the Mixed Acid Plant resulting in extensions relating to the final funding under the Loan Agreement.

     C. Borrower also informed Lender that it was in violation of the tangible net worth covenant provided in Section 6.10 of the Loan Agreement, and Borrower requested a waiver of such default and amendment to Section 6.10 resetting the tangible net worth tests. Lender has agreed to such covenant modifications.

     D. Lender and Borrower have agreed to certain other modifications and amendments to the Loan Agreement as set forth in this First Amendment.

     NOW THEREFORE, in consideration of the terms and conditions herein and of any loans or other credit facilities heretofore, now or hereafter made to or for the benefit of Borrower by Lender, the parties hereto agree to the following amendments and modifications to the Loan Agreement:

     1.   Definitions. The term "Note" shall be amended to mean that certain
          -----------
Amended and Restated Promissory Note which evidences the Loan, substantially in the form attached hereto as Exhibit "A".

     2.   Certification re Mixed Acid Plant Completion. Borrower and EDC hereby
          --------------------------------------------
certify to Lender that (i) the Mixed Acid Plant has been fully constructed and completed substantially in accordance with the Plans and Specifications and is in operation;

(ii) the Mixed Acid Plant as completed, complies with applicable zoning, building and land use laws; (iii) direct connection has been made to all roads, railtrack, pipelines, supply lines, water, gas, sewer, telephone and electrical facilities necessary for the operation and use of the Mixed Acid Plant; (iv) the Mixed Acid Plant Equipment Lease and the Consulting Agreement are in full force and effect; (v) a valid certificate of final completion has been delivered to and accepted by Koch Sulphur Products Company (a copy of which is delivered herewith); (vi) all inspections by applicable governmental entities necessary to permit the start-up of the Mixed Acid Plant have been completed and all necessary certificates of approvals for occupation and operation of the Mixed Acid Plant have been obtained; and (vii) the period for filing the mechanics' and materialmen's liens has expired without any material liens having been filed or reported or lien waivers have been obtained from contractors which performed work or material except for the welding repair work at the Mixed Acid Plant .

     3.   Tangible Net Worth. Lender has consented to the waiver of LSB's
          ------------------
violation of the tangible net worth covenant provided in Section 6.10 of the Loan Agreement for the quarter ended at September 30, 1995. Section 6.10 of the Loan Agreement is amended in its entirety to read as follows:

          "Section 6.10 Tangible Net Worth". LSB shall maintain at all times, on
           -------------------------------
     a consolidated basis, a minimum tangible net worth of $75,000,000 after subtracting treasury stock and $85,000,000 before subtracting treasury stock as at December 31, 1995 and March 31, 1996, $76,000,000 after subtracting treasury stock and $86,000,000 before subtracting treasury stock as at June 30, 1996, $77,000,000 after subtracting treasury stock and $87,000,000 before subtracting treasury stock as at September 30, 1996 and $78,000,0000 after subtracting treasury stock and $88,000,000 before subtracting treasury stock as at December 31, 1996. Thereafter, LSB shall maintain a minimum tangible net worth of not less than $85,000,000 after subtracting treasury stock. The term tangible net worth is defined as total stockholders' equity, after deducting any treasury stock, less all assets
                                                               ----
     that are considered intangible assets under GAAP (including but not limited to goodwill, patents, trademarks, certain deferred charges (as approved by Lender) and customer lists).

          LSB shall also maintain, on a consolidated basis, a leverage position (defined as total liabilities divided by tangible net worth, after deducting treasury stock) of 2.25:1 as at December 31, 1995, and at all times thereafter."

     4.   Administrative Fee. Borrower shall pay to Lender, concurrently with
          ------------------
the execution of this First Amendment a $2,500 administrative fee in connection with the tangible net worth waiver and modifications.

     5.   Disbursement. Pursuant to Borrower's Request for Advance, Lender shall
          ------------
make the final disbursement of the Loan and Borrower shall execute the Amended and Restated Promissory Note.

     6.   Conditions Subsequent to Lending. Within thirty days of the date of
          --------------------------------
the execution of this First Amendment:

          (a) Borrower shall provide Lender with amendments to the term and fee under the Consulting Agreement and the term and rents under the Mixed Acid Plant Equipment Lease in such amounts and for such terms as may be acceptable to Lender, and its sole discretion;

          (b) UCC follow-up searches shall be obtained reflecting Lender's first priority lien in the personal property Collateral; and

          (c)  Borrower shall pay to Lender in full all fees and expenses.

     7.   Representations and Warranties. Borrower represents and warrants as
          ------------------------------
follows:

          (a) Each of the representations and warranties contained in the Loan Agreement is hereby reaffirmed as of the date hereof, each as if set forth herein;

          (b) The execution, delivery and performance of this First Amendment are within Borrower's powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower;

          (c) This First Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

          (d) No event has occurred and is continuing or would result from this First Amendment which constitutes a Default under the Loan Agreement, as amended and modified hereby.

     8.   Miscellaneous. This First Amendment shall be part of the Loan
          -------------
Agreement, the terms of which are incorporated herein, and the breach of any representation, warranty or covenant contained herein or the failure to observe or comply with any term or agreement contained herein, shall constitute a Default under the Loan Agreement and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement, the Loan Documents and at applicable law. Borrower agrees to pay all costs, expenses and attorneys' fees incurred by Lender in connection with the negotiation and preparation of this First Amendment and any other documents in connection herewith including all search, recording and title insurance expenses and in carrying out or enforcing the terms of this First Amendment. Except as expressly provided herein, Lender is not waiving any rights under the Loan Agreement or any other Loan Document and, except as expressly provided herein or as previously modified in a writing signed by Lender, all of the terms, covenants, and conditions of the Loan Agreement remain unmodified and in full force and effect. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Loan Agreement. This First Amendment may be executed in counterparts, which counterparts, when so executed and delivered, shall together constitute but one original.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the first date above written.

"Borrower"                          "Lender"

DSN CORPORATION,                    THE CIT GROUP/EQUIPMENT
an Oklahoma corporation                 FINANCING INC.,
                                    a New York corporation


By:  /s/ James L. Wewers            By: ______________________________
    ------------------------
Its:      V.P.                      Its: _____________________________
    ------------------------


"LSB"

LSB INDUSTRIES, INC.
a Delaware corporation,
Agreed as to Section 2 only.


By:  /s/ B. H. Golsen
    ------------------------
Its: Vice-Chairman
    ------------------------

     The undersigned Guarantors acknowledge and consent to the foregoing First Amendment, confirm that such additional loans by Lender are part of the Obligations guaranteed by each of the undersigned's Guaranty, and further confirm that each such Guaranty is in full force and effect.

                                             LSB INDUSTRIES, INC.,
                                             a Delaware corporation


                                             By:  /s/ B. H. Golsen
                                                 -------------------------------
                                             Its:  Vice-Chairman
                                                 -------------------------------


                                             LSB CHEMICAL CORP.,
                                             an Oklahoma corporation


                                             By:  /s/ B. H. Golsen
                                                 -------------------------------
                                             Its:  Vice-President
                                                 -------------------------------